Exhibit 23(a)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report to the Board of Directors and stockholders of Merrimac Industries, Inc. included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-36795, 333-36199, 33-68862, 333-09633 and 2-86405.)


                                                  /s/  ARTHUR ANDERSEN LLP
                                                  ------------------------
                                                       ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 30, 1998
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